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Filed Pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated September 17, 2014
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus (as supplmented and amended by this supplement) before you decide to invest in our common shares.

 Prospectus Summary

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Risk Factors" by adding the following summary risk factor immediately after the last bullet point thereof:

  •
  We are subject to risks associated with our debt securitization facility.

Risk Factors

        This supplement supplements and amends the section of the Prospectus entitled "Risk Factors" by adding the following risk factor as the last risk factor under the heading "Risks Related to Debt Financing":

We are subject to risks associated with our debt securitization facility.

        On September 11, 2014, through our two wholly-owned, special-purpose financing subsidiaries, Gladwyne Funding LLC, or Gladwyne Funding, and Strafford Funding LLC, or Strafford Funding, we entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $225.0 million will be made available to us to fund investments and for other general corporate purposes. The financing transaction with Goldman is structured as a debt securitization. We use the term "debt securitization" to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a "special purpose entity", which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

        Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Gladwyne Funding pursuant to an amended and restated sale and contribution agreement, dated as of September 11, 2014, between us and Gladwyne Funding, or the Sale and Contribution Agreement. The assets held by Gladwyne Funding will secure the obligations of Gladwyne Funding under floating rate notes, or the Notes, to be issued from time to time by Gladwyne Funding to Strafford Funding pursuant to an indenture, dated as of September 11, 2014, or the Indenture, with Citibank, as trustee. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Gladwyne Funding from time to time is $400.0 million. All principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of December 1, 2024. Strafford Funding will purchase the Notes to be issued by Gladwyne Funding from time to time at a purchase price equal to their par value.

        Strafford Funding, in turn, has entered into a repurchase transaction with Goldman pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of September 11, 2014, or collectively, the Goldman Facility. Pursuant to the Goldman Facility, on one or more occasions beginning September 15, 2014 to but excluding December 15, 2014, Goldman will purchase Notes held by Strafford Funding for an aggregate purchase price equal to approximately 56.25% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman Facility is $400.0 million. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Goldman Facility will not exceed $225.0 million.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Goldman Financing" for a more detailed discussion of the terms of this debt securitization facility.

        As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

  Our equity investment in Gladwyne Funding is subordinated to the debt obligations of Gladwyne Funding.

        Any dividends or other payments in respect of our equity interest in Gladwyne Funding are subordinated in priority of payment to the Notes. In addition, Gladwyne Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

        We will receive cash distributions based on our investment in Gladwyne Funding only if Gladwyne Funding has made all required cash interest payments on the Notes. We cannot assure you that distributions on the assets held by Gladwyne Funding will be sufficient to make any distributions to us or that the yield on our investment in Gladwyne Funding will meet our expectations.

        Our equity investment in Gladwyne Funding is unsecured and ranks behind all of the creditors, known or unknown, of Gladwyne Funding, including the holders of the Notes. Consequently, if the value of Gladwyne Funding's assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Gladwyne Funding could be reduced. Accordingly, our investment in Gladwyne Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

        In addition, if the value of Gladwyne Funding's assets decreases and Gladwyne Funding is unable to make any required payments to Strafford Funding pursuant to the terms of the Notes, Strafford Funding may, in turn, be unable to make any required payments to Goldman pursuant to the terms of the Goldman Facility. In such event, if the value of Strafford Funding's assets is not sufficient to meet Strafford Funding's payment obligations to Goldman, Strafford Funding may request that we loan to it pursuant to an uncommitted revolving credit agreement, dated as of September 11, 2014, between Strafford Funding, as borrower, and us, as lender, or the Revolving Credit Agreement, or that we otherwise provide additional funds to it to cover its payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Strafford Funding.

  Our equity investment in Strafford Funding is subordinated to the debt obligations of Strafford Funding.

        Our equity investment in Strafford Funding is unsecured and ranks behind all of the creditors, known or unknown, of Strafford Funding, including Goldman. Consequently, if the value of Strafford Funding's assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Strafford Funding could be reduced. Accordingly, our investment in Strafford Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

        In addition, if the value of Strafford Funding's assets decreases or Gladwyne Funding fails to make any required payments to Strafford Funding pursuant to the terms of the Notes, Strafford Funding may be unable to make any required payments to Goldman pursuant to the terms of the Goldman Facility. In such event, if the value of Strafford Funding's assets is not sufficient to meet Strafford Funding's payment obligations to Goldman, Strafford Funding may request that we loan to it pursuant to the Revolving Credit Agreement or that we otherwise provide additional funds to it to cover its payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Strafford Funding.

  Our equity investment in Gladwyne Funding has a high degree of leverage.

        The maximum aggregate principal amount of Notes permitted to be issued by Gladwyne Funding under the Indenture is $400.0 million. The maximum repurchase amount payable by Strafford Funding to Goldman under the Goldman Facility in respect of the issued Notes is $225.0 million, plus applicable financing fees. The market value of our equity investment in Gladwyne Funding may be significantly affected by a variety of factors, including changes in the market value of the assets held by Gladwyne Funding, changes in distributions on the assets held by Gladwyne Funding, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investment in Gladwyne Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

  The interests of Goldman, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

        The Notes rank senior in right of payment to any equity securities issued by Gladwyne Funding. As a result, there are circumstances in which the interests of Goldman, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, Goldman has the right to receive payments of principal and interest prior to Gladwyne Funding making any distributions or dividends to holders of its equity securities.

        For as long as the Notes remain outstanding, Goldman has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Gladwyne Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. Goldman has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Gladwyne Funding. Gladwyne Funding may not have proceeds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Gladwyne Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

  The market value of the Notes may decline causing Strafford Funding to borrow funds from us in order to meet certain margin posting, which would have an adverse effect on the timing of payments to us.

        If at any time during the term of the Goldman Facility the market value of the Notes (measured by reference to the market value of Gladwyne Funding's portfolio of assets) declines and is less than the required margin amount under the Goldman Facility, or the Margin Threshold, Strafford Funding will be required to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes at such time is less than the Margin Threshold. In such event, in order to satisfy this requirement, Strafford Funding intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Strafford Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $225.0 million and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Strafford Funding to satisfy the Margin Threshold, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

  Restructurings of investments held by Gladwyne Funding, if any, may decrease their value and reduce the value of our equity interest in Gladwyne Funding.

        As investment manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Gladwyne Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Gladwyne Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Gladwyne Funding holding assets that do not meet certain specified criteria for the investments made by it, and also could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of Strafford Funding to meet the Margin Threshold. Any amendment, waiver, modification or other restructuring that affects the market value of the assets underlying the Notes and therefore reduces Strafford Funding's ability to meet the Margin Threshold, will make it more likely that Gladwyne Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes and for Strafford Funding to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes is less than the Margin Threshold. Any such use of cash by Gladwyne Funding would reduce distributions available to us or delay the timing of distributions to us.

  We may not receive cash from Gladwyne Funding or Strafford Funding.

        We receive cash from Gladwyne Funding and Strafford Funding only to the extent that Gladwyne Funding or Strafford Funding, respectively, makes distributions to us. Gladwyne Funding may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Gladwyne Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. If we do not receive cash from Gladwyne Funding or Strafford Funding, we may be unable to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

  We are subject to the credit risk of Goldman.

        If Goldman fails to sell the Notes back to Strafford Funding at the end of the applicable period, Strafford Funding's recourse will be limited to an unsecured claim against Goldman for the difference between the value of such Notes at such time and the amount that would be owing by Strafford Funding to Goldman had Goldman performed under the Goldman Facility. The ability of Goldman to satisfy such a claim will be subject to Goldman's creditworthiness at that time.

Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

        This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Senior Securities" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

  Wells Fargo Credit Facility

        On September 9, 2014, our newly-formed, wholly-owned, special purpose financing subsidiary, Wayne Funding LLC, or Wayne Funding, entered into a revolving credit facility, or the Wells Fargo facility, with Wells Fargo Securities, LLC, as administrative agent, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association, or, collectively with Wells Fargo Securities, LLC, Wells Fargo, as the collateral agent, account bank and collateral custodian under the Wells Fargo facility. The Wells Fargo facility provides for borrowings in an aggregate principal amount up to $200,000 on a committed basis.

        We may contribute cash, loans or bonds to Wayne Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Wayne Funding or will receive fair market value for any assets sold to Wayne Funding. Wayne Funding may purchase additional assets from various sources. Wayne Funding has appointed us to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Wayne Funding's obligations to Wells Fargo under the Wells Fargo facility are secured by a first priority security interest in substantially all of the assets of Wayne Funding, including its portfolio of assets. The obligations of Wayne Funding under the Wells Fargo facility are non-recourse to us, and our exposure under the Wells Fargo facility is limited to the value of our investment in Wayne Funding.

        Pricing under the Wells Fargo facility is based on LIBOR for a three-month interest period, plus a spread ranging between 2.50% and 2.75% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Beginning October 10, 2014, Wayne Funding will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo facility has not been borrowed. Any amounts borrowed under the Wells Fargo facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 9, 2019. Wayne Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Wells Fargo facility.

        Borrowings under the Wells Fargo facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Wayne Funding varies depending upon the types of assets in Wayne Funding's portfolio.

        The occurrence of certain events described as "Collateral Manager Events of Default" in the loan and servicing agreement which governs the Wells Fargo facility triggers (i) a requirement that Wayne Funding obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Wayne Funding to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo's sole discretion. Collateral Manager Events of Default include non-performance of any obligation under the transaction documents by

Wayne Funding, us, FS Advisor or GSO, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Wells Fargo facility.

        In connection with the Wells Fargo facility, Wayne Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Wells Fargo facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the Wells Fargo facility; (c) the insolvency or bankruptcy of Wayne Funding or us; (d) our resignation or removal as collateral manager; (e) our failure to maintain an asset coverage ratio of greater than or equal to 2:1; (f) our failure to have a net asset value of at least $300,000; and (g) the failure of Wayne Funding to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo facility immediately due and payable. During the continuation of an event of default, Wayne Funding must pay interest at a default rate.

        Borrowings of Wayne Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

  Goldman Financing

        On September 11, 2014, through our two wholly-owned, special-purpose financing subsidiaries, Gladwyne Funding and Strafford Funding, we entered into a debt financing arrangement with Goldman, pursuant to which up to $225,000 will be made available to us to fund investments and for other general corporate purposes. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

        Set forth below is a diagram of our debt financing arrangement with Goldman:

        Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Gladwyne Funding pursuant to the Sale and Contribution Agreement. Under the Sale and Contribution Agreement, as of September 11, 2014, we have contributed a portfolio of assets to Gladwyne Funding with an aggregate par value of approximately $427,100. The assets held by Gladwyne Funding will secure the obligations of Gladwyne Funding under the Notes to be issued from time to time by Gladwyne Funding to Strafford Funding pursuant to the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Gladwyne Funding from time to time is $400,000. Strafford Funding will purchase the Notes to be issued by Gladwyne Funding from time to time at a purchase price equal to their par value.

        Interest on the Notes under the Indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of December 1, 2024. Pursuant to the Indenture, Gladwyne Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains customary events of default for similar transactions, including: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes within five business days of when due; (b) the failure to disburse amounts in excess of $1 in accordance with the priority of payments; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Gladwyne Funding.

        Strafford Funding, in turn, has entered into the Goldman Facility. Pursuant to the Goldman Facility, on one or more occasions beginning September 15, 2014 to but excluding December 15, 2014, Goldman will purchase Notes held by Strafford Funding for an aggregate purchase price equal to approximately 56.25% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman Facility is $400,000. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Goldman Facility will not exceed $225,000. On September 15, 2014, a Note in the principal amount of $25,000 was purchased by Goldman from Strafford Funding pursuant to the Goldman Facility for approximately $14,063. Strafford Funding intends to enter into additional repurchase transactions under the Goldman Facility before December 15, 2014 with respect to the remaining $375,000 in principal amount of Notes. Strafford Funding will repurchase the Notes sold to Goldman under the Goldman Facility no later than September 15, 2017. The repurchase price paid by Strafford Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased Notes, plus financing fees accrued at the applicable pricing rate under the Goldman Facility. Until December 15, 2014, financing fees will accrue on the aggregate purchase price paid by Goldman for such Notes. Thereafter, financing fees will accrue on $225,000 (even if the aggregate purchase price paid for Notes purchased by Goldman is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman Facility. If the Goldman Facility is accelerated prior to September 15, 2017 due to an event of default or the failure of Gladwyne Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Strafford Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman through September 15, 2017 had the acceleration not occurred. The financing fee under the Goldman Facility is equal to three-month LIBOR plus a spread of up to 2.75% per annum for the relevant period.

        Goldman may require Strafford Funding to post cash collateral if the market value of the Notes (measured by reference to the market value of Gladwyne Funding's portfolio of assets) declines and is less than the required margin amount under the Goldman Facility. In such event, in order to satisfy any such margin-posting requirements, Strafford Funding intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Strafford Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $225,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

        Pursuant to the Goldman Facility, Strafford Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Goldman Facility contains customary events of default for similar financing transactions, including: (a) failure to transfer the Notes to Goldman on the applicable purchase date or repurchase the Notes from Goldman on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Strafford Funding; and (e) the admission by Strafford Funding of its inability to, or its intention not to, perform any of its obligations under the Goldman Facility.

        In connection with the Notes and the Indenture, Gladwyne Funding also entered into (i) an amended and restated investment management agreement with us, as investment manager, dated as of September 11, 2014, pursuant to which we will manage the assets of Gladwyne Funding; and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of September 11, 2014, pursuant to which Virtus will perform certain administrative services with respect to the assets of Gladwyne Funding.

        Amounts outstanding under the Goldman Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

        This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk" by replacing the first sentence of the second paragraph thereof in its entirety with the following:

        Pursuant to the terms of the BNP facility, the Citibank credit facility, the Deutsche Bank credit facility, the Natixis credit facility and the Wells Fargo facility, Berwyn Funding, EP Funding, FSEP Funding, Energy Funding and Wayne Funding, respectively, borrow at a floating rate based on LIBOR. In addition, under the terms of the Goldman Facility, Strafford Funding pays financing fees to Goldman at a floating rate based on LIBOR.

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  Filed Pursuant to Rule 497 File No. 333-184407
FS ENERGY AND POWER FUND
Prospectus Summary
Risk Factors
Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities